                             THE ZWEIG FUND, INC.

================================================================================

                               Quarterly Report

                              September 30, 2010

                                [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNER

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

MARC BALTUCH, Chief Compliance Officer and Vice President

MOSHE LUCHINS, Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director

INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, INC.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10286

LEGAL COUNSEL
KATTEN MUCHIN ROSENMAN LLP
575 Madison Avenue
New York, NY 10022-2585

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43010
Providence, RI 02940-3010
--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                          [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q3-10

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                               November 1, 2010

DEAR FELLOW ZWEIG FUND SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the nine-months ended September 30, 2010.

   The Zweig Fund's net asset value increased 11.73% for the quarter ended September 30, 2010, including $0.087 in reinvested distributions. During the same period, the S&P 500 Index gained 11.30%, including reinvested dividends. The Fund's average equity exposure for the quarter was approximately 79%.

   For the nine months ended September 30, 2010, the Fund's net asset value declined 0.41% including $0.278 in reinvested distributions. For the same period, the S&P 500 rose 3.91%, including reinvested dividends. The Fund's average equity exposure for the nine months was approximately 79%.

              Sincerely,

              /s/ George R. Aylward

              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   Paced by a strong September, historically the weakest market month of the year, the major indexes showed double-digit gains for the third quarter. The Dow Jones Industrial Average climbed 7.7%/(1)/ in September, its greatest rally for that month since 1939, and ended the third quarter up 10.4%/(1)/. For the year to date the Dow closed at 10,788, an increase of 3.6%/(1)/. Surging 8.8%/(1)/ in September, its best score for that month since 1939, the S&P 500(R) Index (the "S&P 500(R)") rose 10.7%/(1)/ for the quarter. For the nine months, the S&P 500 closed 2.3%/(1)/ higher at 1,141. Topping the performance of the Dow and the S&P, the NASDAQ Composite spurted 12.3%/(1)/ for the quarter, and ended at 2,368, up 4.4%/(1)/ for the year to date.

   Reporting that "the pace of economic recovery is likely to be modest in the near term," the Federal Reserve (the "Fed") strongly indicated that it might soon resume buying large amounts of government debt to stimulate the economy. At its September meeting, the Fed maintained its target range for the federal funds rate at virtually zero, adding that "stable inflation expectations are likely to warrant exceptionally low levels for an extensive period."

   Although there is slight tangible evidence, the recession that started in December of 2007 officially ended in June 2009. That was the finding of the National Bureau of Economic Research, the group that determines the benchmarks of U.S. recessions. The recent 18-month recession was the longest downturn since the Great Depression. Given the current market conditions, there is still a long way to go.


/(1)/ Return excludes reinvested dividends.


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see inside the front cover for more information.

   That's illustrated in the Commerce Department report that Gross Domestic Product ("GDP") in the second quarter was at an annual rate of 1.7%, a slight upward revision from the previous estimate of 1.6%, but sharply below the 3.4% rate reached in the first quarter. Looking to the future, the International Monetary Fund ("IMF") expects U.S. growth next year to fall to 2.9% from this year's anticipated rate of 3.9%. The agency predicted that world expansion in 2011 would dip to 4.3% from this year's 4.6%.

   When the IMF lowered its forecast for U.S. growth, it cited "sluggish personal consumption." Consumer spending, which accounts for roughly 70% of the U.S. economy, increased only 0.4% in August, the same as the seasonally-adjusted rise in July, according to the Commerce Department. Indicating that inflation has been checked, the Consumer Price Index ("CPI"), a standard inflation gauge, inched up 0.3% in August, following a similar gain in July. The Producer Price Index, which depicts wholesale prices, increased 0.4% in August after a 0.2% rise in July.

   While still weak, the housing market, a major component of the economy, is showing signs of stabilization. The Commerce Department reported that housing starts gained 10.5% in August to a seasonally-adjusted annual rate of 598,000 units, the largest increase since last November, to the highest level in four months. After slumping in July, home sales gained 7.6% in August but were still down 19% from the same month last year. Overall spending on construction rose 0.4% in August, after a decline of 1.4% in July.

   A bright note came from service-sector companies, which currently account for about two-thirds of GDP. The Institute of Supply Management ("ISM") reported that its activity index for non-manufacturing firms increased to 53.2 in September from 51.5 in August. The index of manufacturing did not do as well, dipping to 54.4 in September from 56.3 in August. However it was the fourteenth consecutive month of growth. The manufacturing index hit a recent peak of 60.4 last April.

   Reflecting the slowdown in manufacturing, the Commerce Department reported August declines of 1.3% in orders for durable goods and 0.5% in factory orders. With the volatile transportation component excluded, durable goods orders were up 2% and factory orders were 0.9% higher.

   The employment sector remains bleak. U.S. payroll shrank by 65,000 in September, according to the Labor Department. While 159,000 government positions were eliminated, half of them temporary census workers, private employers added 64,000 jobs. The nation's unemployment rate stood unchanged at 9.6%, marking the fourteenth consecutive month of the level topping 9.5%. American hourly earnings grew by only one penny in September and were up 1.7% for the year to date.

   Given the latest job numbers, it was no surprise that consumer confidence in September dipped to its lowest level since February. The Conference Board reported that its consumer confidence index declined to 48.5% in September from
53.2 in August, a slight downward revision from its previous estimate for August.

   Foreign trade provided some favorable news. The Commerce Department reported that the U.S. trade deficit narrowed by 14% in July, the last month for which statistics are available. The deficit shrank to $42.8 billion from a revised $49.8 billion in June. Exports increased to $153.3 billion from $150.6 billion in June. July imports totaled $196.1 billion, down $4.2 billion from June.

   Mergers and acquisitions took off in the third quarter. Dealogic reported that U.S. deals totaled $199.2 billion, a jump of 76% from the 2009 period. Global third-quarter activity hit $758.6 billion, up 55% from the 2009 level and 26% above the second quarter. For the first nine months, world-wide deals came to $1.98 trillion, 21% over last year. Growing more slowly, U.S. deals totaled $595.4 billion for the year to date. Europe deals gained 13% while Asia climbed 19%.

   Initial public offerings ("IPO's") also showed signs of life, according to Dealogic. World-wide there were 877 new IPOs, raising $147.1 billion, for the first nine months of 2010, already topping the 578 deals valued at $111.4 billion in all of last year. However IPOs have a long way to go to reach the 1831 deals that raised $302.2 billion in 2007.

   In the third quarter there were 272 global deals, raising $52.4 billion. Half of that number and more than three-quarters of the dollar volume came from Asia in the quarter. In the U.S., nineteen companies issued IPOs, valued at $2.8 billion, in the quarter. Including foreign firms filing in the U.S., domestic stocks launched rose to 27, valued at $4.7 billion. Europe showed 36 offerings, raising $3.1 billion in the quarter.

   Dividends, which fell sharply following the financial crisis, are recovering. In the third quarter, 185 of the S&P 500 companies boosted dividends while only three cut them, according to Howard Silverblatt, senior S&P analyst. During the same period of 2009, 110 companies increased dividends while 72 reduced them. Stock buybacks reached $27.6 billion in the second quarter, the most recent data available, the highest since the third quarter of 2008. As of June 30, industrial companies in the S&P 500 held a record $843 billion in cash, up from $733 billion a year earlier.

   Third-quarter earnings of the S&P 500 companies are expected to top the like 2009 period by 24%, with the fourth quarter estimated to show a 31% gain, according to consensus estimates complied by Thomson Reuters. However, the agency also cautioned that, shortly before the third quarter ended, 77% of the S&P 500 companies reported they will not meet their estimates, and only 34 said they would exceed them.

   Based on the estimated earnings, Bloomberg News reported that stocks in the S&P 500 were trading at a price/earnings ratio of 15.15 on September 30, 2010, compared with 13.85 on June 30 and 26.57 on September 30 last year. The P/E's for trailing twelve- months earnings were 14.86, 14.08 and 26.69 respectively. The current valuations appear to be fairly priced since they are roughly in line with the historical average of 14.9 since 1984.

   Individual investors in the stock market have come around to be as optimistic as analysts. Advisors surveyed by Investors Intelligence on September 30, totaled 41% bulls and 29% bears. At the same date, a survey of members of the American Institute of Individual Investors showed 42% bulls and 32% bears. While the advisors, who tallied 41% bulls and 33% bears on June 30, showed little change in opinions during the quarter, the individual investors jumped from 25% bulls and 42% bears on June 30.

   Overall, our market indicators are on the neutral side. Although long-term skepticism, a positive sign, is still present, the pockets of extreme pessimism we saw during the summer are mostly gone. As a result, our sentiment indicators are neutral. With recent advances outnumbering declining issues, our tape indicators have improved significantly since the July 1 lows. Monetary indicators continue positive due to the low inflation and the Fed's easy interest rate policy. At this writing, the Fed seems to be more concerned about deflation than inflation. Reflecting our neutral to moderately positive indicators, we are approximately 80% invested.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on September 30, 2010, included Information Technology, Energy, Industrials, Materials and Consumer Discretionary. All of the above, with the exception of Consumer Discretionary, appeared in our previous listing. During the quarter we added to our positions in Consumer Discretionary and reduced our holdings in Information Technology and Materials.

   Our leading individual positions on September 30, 2010 included Autozone, Chevron, Continental Airlines, Freeport McMoRan, Haliburton, IBM, Johnson & Johnson, QUALCOMM, Union Pacific and Verizon. The following are new to this listing: Chevron and Autozone, where there were no changes to shares held, and Freeport McMoRan and Halliburton, where we reduced our holdings. No longer among our top positions are Altria, AT&T, Cisco, and Comcast, where we trimmed our holdings.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

ASSET ALLOCATION AS OF SEPTEMBER 30, 2010

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of September 30, 2010.

                           [CHART]

Information Technology                     16%
Energy                                     14%
Industrials                                11%
Materials                                   8%
Consumer Discretionary                      8%
Health Care                                 7%
Consumer Staples                            5%
Other (includes short-term investments)    31%






The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited and key investment terms used in this report see page 6.

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

COMMERCE DEPARTMENT: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DEFLATION: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested.

FEDERAL FUNDS: Funds deposited to regional Federal Reserve Banks by commercial banks, including funds in excess of reserve requirements.

FEDERAL RESERVE (THE "FED"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INTERNATIONAL MONETARY FUND ("IMF"): An international organization created for the purpose of promoting global monetary and exchange stability, facilitating the expansion and balanced growth of international trade, and assisting in the establishment of a multilateral system of payments for current transactions.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE/(R)/ INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NATIONAL BUREAU OF ECONOMIC RESEARCH: This private, non-profit, non-partisan research organization's main aim is to promote greater understanding of how the economy works. It disseminates economic research among public policymakers, business professionals and the academic community.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

THOMSON REUTERS: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                              SEPTEMBER 30, 2010
                                  (UNAUDITED)
($ REPORTED IN THOUSANDS)

                                                         NUMBER OF
                                                          SHARES    VALUE
                                                         --------- -------
     INVESTMENTS
     COMMON STOCKS                                 78.5%
     CONSUMER DISCRETIONARY -- 8.1%
        AutoZone, Inc./(2)/..........................       26,000 $ 5,952
        Best Buy Co., Inc............................      120,000   4,899
        Comcast Corp. Class A........................      261,000   4,719
        Darden Restaurants, Inc......................      122,000   5,219
        McDonald's Corp..............................       72,000   5,365
                                                                   -------
                                                                    26,154
                                                                   -------
     CONSUMER STAPLES -- 4.8%
        Altria Group, Inc............................      221,000   5,309
        Clorox Co. (The).............................       78,000   5,207
        PepsiCo, Inc.................................       77,000   5,116
                                                                   -------
                                                                    15,632
                                                                   -------
     ENERGY -- 14.1%
        Chesapeake Energy Corp.......................      205,000   4,643
        Chevron Corp.................................       76,000   6,160
        ConocoPhillips...............................       87,000   4,996
        El Paso Corp.................................      418,000   5,175
        Halliburton Co...............................      177,000   5,853
        Massey Energy Co.............................      124,000   3,847
        Occidental Petroleum Corp....................       67,000   5,246
        Petroleo Brasileiro SA ADR...................      130,000   4,715
        Williams Cos., Inc. (The)....................      256,000   4,892
                                                                   -------
                                                                    45,527
                                                                   -------
     FINANCIALS -- 4.5%
        Citigroup, Inc./(2)/.........................    1,194,000   4,656
        Goldman Sachs Group, Inc. (The)..............       34,000   4,916
        Hudson City Bancorp, Inc.....................      415,000   5,088
                                                                   -------
                                                                    14,660
                                                                   -------
     HEALTH CARE -- 6.5%
        Biogen Idec, Inc./(2)/.......................       96,000   5,388
        Gilead Sciences, Inc./(2)/...................      129,000   4,594

                       See notes to financial statements

($ REPORTED IN THOUSANDS)

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- --------
       HEALTH CARE (CONTINUED)
          Johnson & Johnson.........................     91,000  $  5,638
          UnitedHealth Group, Inc...................    150,000     5,266
                                                                 --------
                                                                   20,886
                                                                 --------
       INDUSTRIALS -- 11.2%
          Alaska Air Group, Inc./(2)/...............     99,000     5,052
          Caterpillar, Inc..........................     69,000     5,429
          Continental Airlines, Inc. Class B/(2)/...    226,000     5,614
          DryShips, Inc./(2)/.......................    943,000     4,536
          Foster Wheeler AG/(2)/....................    192,000     4,696
          L-3 Communications Holdings, Inc..........     69,000     4,987
          Union Pacific Corp........................     74,000     6,053
                                                                 --------
                                                                   36,367
                                                                 --------
       INFORMATION TECHNOLOGY -- 16.1%
          Amkor Technology, Inc./(2)/...............    718,000     4,717
          Cisco Systems, Inc./(2)/..................    231,000     5,059
          Corning, Inc..............................    259,000     4,734
          Hewlett-Packard Co........................    117,000     4,922
          Intel Corp................................    238,000     4,577
          International Business Machines Corp......     42,000     5,634
          Microsoft Corp............................    187,500     4,592
          Nokia Oyj Sponsored ADR...................    345,000     3,460
          QUALCOMM, Inc.............................    130,000     5,866
          Research In Motion Ltd./(2)/..............     81,000     3,944
          SanDisk Corp./(2)/........................    123,000     4,508
                                                                 --------
                                                                   52,013
                                                                 --------
       MATERIALS -- 8.1%
          Alcoa, Inc................................    428,000     5,183
          Du Pont (E.I.) de Nemours & Co............    121,000     5,399
          Freeport-McMoRan Copper & Gold, Inc.......     70,000     5,978
          Nucor Corp................................    135,000     5,157
          Potash Corp. of Saskatchewan, Inc.........     31,000     4,465
                                                                 --------
                                                                   26,182
                                                                 --------
       TELECOMMUNICATION SERVICES -- 3.5%
          AT&T, Inc.................................    175,000     5,005
          Verizon Communications, Inc...............    192,000     6,257
                                                                 --------
                                                                   11,262
                                                                 --------
       UTILITIES -- 1.6%
          Exelon Corp...............................    119,000     5,067
                                                                 --------
                                                                    5,067
                                                                 --------
              TOTAL COMMON STOCKS (Identified Cost $251,610)      253,750
                                                                 --------

                       See notes to financial statements

($ REPORTED IN THOUSANDS)

                                                            NUMBER OF
                                                             SHARES       VALUE
                                                           -----------  --------
   EXCHANGE-TRADED FUNDS                            1.3%
      Templeton Dragon Fund, Inc.......................        150,000  $  4,337
                                                                        --------
          TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $2,520)..           4,337
                                                                        --------
          TOTAL LONG TERM INVESTMENTS -- 79.8% (Identified Cost
            $254,130)...........................................         258,087
                                                                        --------
   SHORT-TERM INVESTMENTS                          20.2%
   MONEY MARKET MUTUAL FUNDS -- 3.5%
      Dreyfus Cash Management Fund -- Institutional
        Shares (seven-day effective yield 0.210%)......     11,459,607    11,460
                                                                        --------

                                                               PAR
                                                           -----------
   U.S. TREASURY BILLS/(3)/ -- 16.7%
      U.S. Treasury Bill
        0.230%, 10/21/10/(4)/........................      $    34,000    33,997
        0.180%, 2/24/11/(4)/.........................           11,000    10,993
        0.190%, 6/2/11...............................            9,000     8,988
                                                                        --------
                                                                          53,978
                                                                        --------
          TOTAL SHORT-TERM INVESTMENTS (Identified Cost $65,436)          65,438
                                                                        --------
          TOTAL INVESTMENTS (Identified Cost $319,566) --
            100.0%/(1)/.........................................         323,525
          OTHER ASSETS AND LIABILITIES, NET -- (0.0%)...........             (82)
                                                                        --------
          NET ASSETS -- 100.0%..................................        $323,443
                                                                        ========

--------
 (1) Federal Income Tax Information: For tax information at September 30, 2010, see Note 3 Federal Income Tax Information in the Notes to Schedule of Investments.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.
 (4) All or a portion of security is on loan.

                       See notes to financial statements

             COUNTRY WEIGHTINGS AS OF 9/30/10+
             United States (includes short-term investments).  92%
             Canada..........................................   3%
             Brazil..........................................   2%
             Bermuda.........................................   1%
             Finland.........................................   1%
             Greece..........................................   1%
                                                              ---
             Total........................................... 100%
                                                              ===

              --------
              + % of total investments as of September 30, 2010

The following table provides a summary of inputs used to value the Fund's net assets as of September 30, 2010. (See Security Valuation Note 1A in the Notes to Schedule of Investments) ($ reported in thousands):

                                                                      LEVEL 2
                                       TOTAL VALUE AT               SIGNIFICANT
                                       SEPTEMBER 30,     LEVEL 1    OBSERVABLE
                                            2010      QUOTED PRICES   INPUTS
                                       -------------- ------------- -----------
    Equity Securities:
       Common Stocks..................    $253,750      $253,750      $    --
       Exchange-Traded Funds..........       4,337         4,337           --
       Money Market Mutual Funds......      11,460        11,460           --
    Debt Securities:
       U.S. Government Securities.....      53,978            --       53,978
                                          --------      --------      -------
    Total.............................    $323,525      $269,547      $53,978
                                          ========      ========      =======

There are no Level 3 (significant unobservable input) securities.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              SEPTEMBER 30, 2010
                                  (UNAUDITED)

(Reported in thousands except for the per share amounts)

                                                                                NET ASSET VALUE
                                                             TOTAL NET ASSETS      PER SHARE
                                                            ------------------  --------------
Beginning of period: December 31, 2009.....................           $353,054          $ 3.84
   Net investment income................................... $    946            $ 0.01
   Net realized and unrealized gain on investments.........   (4,993)            (0.05)
   Dividends from net investment income and distributions
     from net long-term and short-term capital gains*......  (25,564)            (0.28)
                                                            --------            ------
   Net increase (decrease) in net assets/net asset value...            (29,611)          (0.32)
                                                                      --------          ------
End of period: September 30, 2010..........................           $323,443          $ 3.52
                                                                      ========          ======



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2010 , we estimate that 4% of distributions will represent net investment income, 7% will represent excess gain distributions which are taxed as ordinary income and 89% will represent return of capital. Also refer to inside front cover for the Managed Distribution Plan.

                     See Notes to Schedule of Investments

                       NOTES TO SCHEDULE OF INVESTMENTS

                              SEPTEMBER 30, 2010
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the advisor, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the advisor are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. SECURITY LENDING ($ REPORTED IN THOUSANDS)

   The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon ("BNY Mellon"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash or U.S. Government securities. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At September 30, 2010, the Fund had securities on loan with a market value of $9,455 for which the Fund received U.S. Government Securities Collateral of $9,574.

NOTE 2 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At September 30, 2010, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                        NET UNREALIZED
           FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION
           TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
        --------------  --------------  --------------  --------------
           $321,646        $31,242        $(29,363)         $1,879

NOTE 4 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 5 -- RECENT ACCOUNTING PRONOUNCEMENT

   In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE 6 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the Schedule of Investments were available for issuance and has determined that no subsequent events require recognition or disclosure in this Schedule of Investments.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2010, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.